Financial Instruments and Fair Value Measurements - Derivatives Not Designated As Hedging Instruments (Table) (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Interest rate swaps	$ (21,714)	$ (39,775)
Total	(21,714)	(39,098)
Loss On Interest Rate Swaps
Interest rate swaps	(21,714)	(39,775)
Other Net
Forward freight agreements	0	1,123
Foreign currency forward contracts	$ 0	$ (446)